Exhibit 4.53

Amendment and Supplementary Agreement to

NIO CHINA SHAREHOLDERS AGREEMENT

This Amendment and Supplementary Agreement to NIO China Shareholders Agreement (this “Amendment and Supplementary Agreement”) dated as of December 28, 2024 (the “Execution Date”) is made by and among:

1.

Hefei Jianheng New Energy Automobile Investment Fund Partnership (Limited Partnership), a limited partnership duly established and existing under the Laws of the People’s Republic of China (the “PRC”, for the purpose of this Amendment and Supplementary Agreement, excluding the Hong Kong Special Administrative Region, the Macao Special Administrative Region and Taiwan), holding a business license with unified social credit code of 91340111MA2UU69EX8, and with its executive partner being Hefei Construction Investment Capital Management Co., Ltd., and registered office at Room 101, Area G, Intelligent Equipment Technology Park, No. 3963 Susong Road, Economic and Technological Development Area, Hefei City, Anhui Province (“Jianheng New Energy Fund”);

2.

Hefei Jianxiang Investment Co., Ltd., a limited liability company duly established and existing under the Laws of the PRC, holding a business license with unified social credit code of 91340100060811593C, and with its legal representative being GUO Zhaozhi and registered office at NO. 229, Wuhan Road, Binhu New District, Hefei City (“Hefei Jianxiang”);

3.

CS Capital Co., Ltd., a limited liability company duly established and existing under the Laws of the PRC, holding a business license with unified social credit code of 91130600MA094UG35F, and with its legal representative being GAO Guohua and registered office at North Dong Ao Wei Road, Luosa Street, Rongcheng County, Baoding city, Hebei province (“CS Capital”);

4.

Advanced Manufacturing Industry Investment Fund II (Limited Partnership), a limited partnership duly established and existing under the Laws of the PRC, holding a business license with unified social credit code of 91320191MA1YK7YA6J, and with its executive partner being CS Capital Co., Ltd., and registered office at Room 1380, Fuying Building, No. 99 Tuanjie Road, Research and Innovation Park, Jiangbei New Area, Nanjing City (“Advanced Manufacturing Industry Investment Fund”);

5.

Anhui Provincial Emerging Industry Investment Co., Ltd., a limited liability company duly established and existing under the Laws of the PRC, holding a business license with unified social credit code of 9134000032543101X1, and with its legal representative being XU Xianlu and registered address at Room 301, Innovation Building, 860 Wangjiang West Road, High-tech District, Hefei City, Anhui Province (“Anhui High-tech Co.”);

6.	Anhui Emerging Industry Yuwen Weiyuan Technology Partnership Enterprise (Limited

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Partnership), a limited partnership duly established and existing under the Laws of the PRC, holding a business license with unified social credit code of 91340100MAE0UF7A30, and with its executive partner being Anhui Zhong’an Xingyuan Investment Management Co., Ltd, and registered office at Room 3921, 39th Floor, NO.A1 Building, Zhong’an Chuanggu Science and Technology Park, No. 920 Wangjiang West Road, Chengxiqiao Community Service Center, High-tech Zone, Hefei City, Anhui Province (“Anhui Emerging Industry Yuwen Weiyuan Technology”);

7.

Anhui Provincial Sanzhong Yichuang Industry Development Fund Co., Ltd., a limited liability company duly established and existing under the Laws of the PRC, holding a business license with unified social credit code of 91340100MA2NUJ2A1H, and with its legal representative being XU Xianlu, and registered address at Room 424, Technology and Innovation Center, No. 860 West Wangjiang Road, High-tech District, Hefei City (“Anhui Sanzhong Yichuang”);

8.

Anhui Jintong New Energy Automobile II Fund Partnership (Limited Partnership), a limited partnership duly established and existing under the Laws of the PRC, holding a business license with unified social credit code of 91340800MA2UE54B3J, and with its executive partner being Anhui JinTong New Energy II Investment Management Partnership (Limited Partnership), and registered office at Room 616-1, NO.1 Building, Zhumeng New Area, No. 188 Wenyuan Road, Yixiu District, Anqing City, Anhui Province (“New Energy Automobile Fund”, together with Jianheng New Energy Fund, Hefei Jianxiang, CS Capital and/or its designated investment entity, Advanced Manufacturing Industry Investment Fund, Anhui Emerging Industry Yuwen Weiyuan Technology and Anhui Sanzhong Yichuang, collectively referred to as the “Investors”);

9.	NIO Inc., a company duly established and existing under the Laws of the Cayman Islands, with its registered address at PO Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands (“NIO Inc.”);
10.

Nio Nextev Limited, a private company limited by shares duly established and existing under the Laws of the Hong Kong of the PRC, with its company number of 2199750, and registered office at 30th Floor, Jardine House, Once Connaught Place, Central, Hong Kong (“NIO HK”);

11.

NIO User Enterprise Limited, a private company limited by shares duly established and existing under the laws of the Hong Kong of the PRC, with its company number of 2487823 and registered office at 30th Floor, Jardine House, Once Connaught Place, Central, Hong Kong (“UE HK”);

12.

NIO Power Express Limited, a private company limited by shares duly established and existing under the Laws of the Hong Kong of the PRC, with its company number of 2472480 and registered office at 30th Floor, Jardine House, Once Connaught Place, Central, Hong Kong (“PE HK”, together with NIO HK and UE HK, the “NIO HK Holding Platforms”; together with NIO Inc., the “NIO Parties”); and

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13.

NIO Holding Co., Ltd., a limited liability company duly established and existing under the Laws of the PRC, holding a business license with unified social credit code of 91340111MA2RAD3M4R, and with its legal representative being LI Bin, and registered address at Building F, Hengchuang Intelligent Technology Park, No. 3963 Susong Road, Economic and Technological Development Area, Hefei City, Anhui Province (“NIO China”, or the “Target Company”, or the “Company”).

In this Amendment and Supplementary Agreement, the above Parties are referred to individually as a “Party” and collectively as the “Parties”.

Except as otherwise provided in this Amendment and Supplementary Agreement, the terms in this Amendment and Supplementary Agreement shall bear the same meaning and be subject to the same rule of interpretation as given in the Shareholders Agreement (as defined below).

WHEREAS:

1.

The Company, NIO HK Holding Platforms, NIO Inc., CS Capital, Anhui High-tech Co. and Jianheng New Energy Fund entered into a NIO China Series B Investment Agreement (the “Series B Investment Agreement”) on September 30, 2024;

2.

The Company, NIO HK Holding Platforms, NIO Inc., CS Capital, Anhui High-tech Co., Jianheng New Energy Fund, Advanced Manufacturing Industry Investment Fund, Anhui Sanzhong Yichuang, and New Energy Automobile Fund entered into a NIO China Shareholders Agreement (the “Shareholders Agreement”) on September 30, 2024;

3.

Jianheng New Energy Fund hereby designates Hefei Jianxiang to succeed to all of its rights and obligations as a Series B Investor under the Shareholders Agreement, as well as the nomination right of an Investor Director, in accordance with this Amendment and Supplementary Agreement, and Hefei Jianxiang agrees to succeed to such rights and obligations in accordance with this Amendment and Supplementary Agreement. Anhui High-tech Co. hereby designates Anhui Emerging Industry Yuwen Weiyuan Technology to succeed to all of its rights and obligations as a Series B Investor under the Shareholders Agreement in accordance with this Amendment and Supplementary Agreement, and Anhui Emerging Industry Yuwen Weiyuan Technology agrees to succeed to such rights and obligations in accordance with this Amendment and Supplementary Agreement; and

4.	All Parties hereby unanimously agree to make certain amendments and supplements to certain provisions of the Shareholders Agreement in accordance with this Amendment and Supplementary Agreement.

NOW, THEREFORE, the Parties hereby unanimously agree and acknowledge that Hefei Jianxiang and Anhui Emerging Industry Yuwen Weiyuan Technology shall become parties to the Shareholders Agreement by executing this Amendment and Supplementary Agreement. The Parties further unanimously agree to the following provisions:

1.	Jianheng New Energy Fund hereby designates Hefei Jianxiang to succeed to all of its rights and obligations under the Shareholders Agreement, as well as the nomination right of an

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Investor Director, corresponding to its subscription of RMB 2,000,000,000 of capital increase price to the Target Company (representing RMB 285,725,412.19 of the Target Company’s newly increased registered capital) under the Series B Investment Agreement, in accordance with this Amendment and Supplementary Agreement, and Hefei Jianxiang agrees to succeed to such rights and obligations in accordance with this Amendment and Supplementary Agreement. Anhui High-tech Co. hereby designates Anhui Emerging Industry Yuwen Weiyuan Technology to succeed to all of its rights and obligations under the Shareholders Agreement, corresponding to its subscription of RMB 800,000,000.00 capital increase price to the Target Company (representing RMB 114,290,056.88 of the Target Company’s newly increased registered capital) under the Series B Investment Agreement, in accordance with this Amendment and Supplementary Agreement, and Anhui Emerging Industry Yuwen Weiyuan Technology agrees to succeed to such rights and obligations in accordance with this Amendment and Supplementary Agreement.

2.	Certain definitions under the Shareholders Agreement shall be amended as follows, respectively:
Series B Investor(s)	means

1.

Hefei Jianxiang shall be referred to as the “Series B Investor” with respect to RMB 285,725,142.19 in the registered capital of the Target Company held by it pursuant to this Transaction;

2.

CS Capital and/or its designated investment entity shall be referred to as the “Series B Investor” with respect to RMB 71,431,285.54 in the registered capital of the Target Company held by it pursuant to this Transaction;

3.

Anhui Emerging Industry Yuwen Weiyuan Technology shall be referred to as the “Series B Investor” with respect to RMB 114,290,056.88 in the registered capital of the Target Company held by it pursuant to this Transaction.

3.	Article 2.1 of the Shareholders Agreement “Shareholders of the Target Company” shall be amended as follows:

After the completion of this Transaction, the shareholders of the Target Company (the “Shareholders”) shall be as follows:

NIO HK:	Nio Nextev Limited, a company established and existing under the Laws of Hong Kong, the PRC, with its office at 30th Floor, Jardine House, Once Connaught Place, Central, Hong Kong.

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Authorized Representative: LI Bin
UE HK:

NIO User Enterprise Limited, a company established and existing under the Laws of Hong Kong, the PRC, with its office at 30th Floor, Jardine House, Once Connaught Place, Central, Hong Kong.

Authorized Representative: LI Bin

PE HK:

NIO Power Express Limited, a company established and existing under the Laws of Hong Kong, the PRC, with its office at 30th Floor, Jardine House, Once Connaught Place, Central, Hong Kong.

Authorized Representative: LI Bin

Jianheng New Energy Fund:

Hefei Jianheng New Energy Automobile Investment Fund Partnership (Limited Partnership), a limited partnership established and existing under the Laws of the PRC, with its registered address at Room 101, Area G, Intelligent Equipment Technology Park, No. 3963 Susong Road, Economic and Technological Development Area, Hefei City, Anhui Province, and a unified social credit code of 91340111MA2UU69EX8.

Executive Partner: Hefei Construction Investment Capital Management Co., Ltd.

Hefei Jianxiang:

Hefei Jianxiang Investment Co., Ltd., a limited liability company duly established and existing under the Laws of the PRC, with its registered office at NO. 229, Wuhan Road, Binhu New District, Hefei City, and a unified social credit code of 91340100060811593C.

Legal Representative: GUO Zhaozhi

CS Capital:

CS Capital Co., Ltd., a limited liability company duly established and existing under the Laws of the PRC, and registered office at North Dong Ao Wei Road, Luosa Street, Rongcheng County, Baoding city, Hebei province, and a unified social credit code of 91130600MA094UG35F.

Legal Representative: GAO Guohua

Advanced Manufacturing Industry Investment Fund:

Advanced Manufacturing Industry Investment Fund II (Limited Partnership), a limited partnership established and existing under the Laws of the PRC, with its registered address at Room 1380, Fuying Building, No. 99 Tuanjie Road, Research and Innovation Park, Jiangbei New Area, Nanjing City, and a unified social credit code of 91320191MA1YK7YA6J.

Executive Partner: CS Capital Co., Ltd.

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Anhui Emerging Industry Yuwen Weiyuan Technology:

Anhui Emerging Industry Yuwen Weiyuan Technology Partnership Enterprise (Limited Partnership), a limited partnership duly established and existing under the Laws of the PRC, with its registered office at Room 3921, 39th Floor, NO.A1 Building, Zhong’an Chuanggu Science and Technology Park, No. 920 Wangjiang West Road, Chengxiqiao Community Service Center, High-tech Zone, Hefei City, Anhui Province, and a unified social credit code of 91340100MAE0UF7A30.

Executive Partner: Anhui Zhong’an Xingyuan Investment Management Co., Ltd.

Anhui Sanzhong Yichuang:

Anhui Provincial Sanzhong Yichuang Industry Development Fund Co., Ltd., a limited liability company duly established and existing under the Laws of the PRC, with its registered address at Room 424, Technology and Innovation Center, No. 860 West Wangjiang Road, High-tech District, Hefei City, and a unified social credit code of 91340100MA2NUJ2A1H.

Legal Representative: XU Xianlu

New Energy Automobile Fund:

Anhui Jintong New Energy Automobile II Fund Partnership (Limited Partnership), a limited partnership duly established and existing under the Laws of the PRC, with its registered address at Room 616-1, NO.1 Building, Zhumeng New Area, No. 188 Wenyuan Road, Yixiu District, Anqing City, Anhui Province, and a unified social credit code of 91340800MA2UE54B3J.

Executive Partner: Anhui JinTong New Energy II Investment Management Partnership (Limited Partnership)

4.	Article 5.1 of the Shareholders Agreement “Registered Capital” shall be amended as follows:

After the completion of this Transaction, the registered capital of the Target Company shall be RMB 8,328,887,894.87, of which:

5.1.1

NIO HK shall subscribe to RMB 5,721,972,155.78, representing 68.70% of the registered capital of the Target Company, of which RMB 372,632,867.14 shall be contributed in cash in RMB, RMB 2,293,891,006.40 shall be contributed in the form of equity interests in NIO Co., Ltd., RMB 1,441,454,545.44 shall be contributed in cash in RMB or in cash in equivalent USD, RMB 239,639,258.59 shall be contributed in the form of intellectual property rights, RMB 262,237,762.24 shall be contributed in cash in RMB, and RMB 1,112,116,715.97 shall be contributed in cash in RMB;

5.1.2

UE HK shall subscribe to RMB 1,554,211,385.12, representing 18.66% of the registered capital of the Target Company, of which RMB 5,500,000 shall be contributed in cash in RMB, RMB 744,755,244.76 shall be contributed in cash

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in USD equivalent, and RMB 501,881,188.84 shall be contributed in the form of equity interests in NIO Sales and Services Co., Ltd., and RMB 302,074,951.52 shall be contributed in cash in RMB;

5.1.3

PE HK shall subscribe to RMB 74,264,862.35, representing 0.89% of the registered capital of the Target Company, of which RMB 59,830,818.88 shall be contributed in the form of equity interests in NIO Energy Investment (Hubei) Co., Ltd., and RMB 14,434,043.47 shall be contributed in cash in RMB;

5.1.4	Advanced Manufacturing Industry Investment Fund shall subscribe to RMB 157,342,657.35, representing 1.89% of the registered capital of the Target Company, which shall be contributed in cash in RMB;
5.1.5	CS Capital and/or its designated investment entity shall subscribe to RMB 71,431,285.54, representing 0.86% of the registered capital of the Target Company, which shall be contributed in cash in RMB;
5.1.6	Anhui Sanzhong Yichuang shall subscribe to RMB 52,447,552.45, representing 0.63% of the registered capital of the Target Company, which shall be contributed in cash in RMB;
5.1.7	New Energy Automobile Fund shall subscribe to RMB 34,965,034.97, representing 0.42% of the registered capital of the Target Company, which shall be contributed in cash in RMB;
5.1.8	Jianheng New Energy Fund shall subscribe to RMB 262,237,762.24, representing 3.15% of the registered capital of the Target Company, which shall be contributed in cash in RMB;
5.1.9	Hefei Jianxiang shall subscribe to RMB 285,725,142.19, representing 3.43% of the registered capital of the Target Company, which shall be contributed in cash in RMB;
5.1.10	Anhui Emerging Industry Yuwen Weiyuan Technology shall subscribe to RMB 114,290,056.88, representing 1.37% of the registered capital of the Target Company, which shall be contributed in cash in RMB.
5.

Article 11.1.13 of the Shareholders Agreement shall be amended as follows: The Target Company fails to complete the overall change from a limited liability company to a joint stock limited company (the “Share Reform”) by December 31, 2026 (or other date agreed by Series A Investors and Anhui Emerging Industry Yuwen Weiyuan Technology), and the completion date of the Share Reform shall be the date on which the Target Company obtains the business license of a joint stock limited company issued by the competent administration for market regulation.

6.	Article 19.2.1 of the Shareholders Agreement shall be amended as follows: The Parties unanimously agree that the board of directors (the “Board of Directors” or “Board”) of

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the Target Company shall consist of seven (7) directors; the Investors shall be entitled to jointly nominate two (2) directors (the “Investor Directors”), of which Advanced Manufacturing Industry Investment Fund shall be entitled to nominate one (1) Investor Director, and Hefei Jianxiang shall be entitled to nominate one (1) Investor Director; and the NIO Parties shall be entitled to nominate five (5) directors. If the aggregate percentage of equity interests in the Target Company held by all the Investors in the Target Company is lower than five percent (5%), the above Investors who have the right to nominate directors shall not be entitled to nominate any director.

7.

Article 26.3 of the Shareholders Agreement shall be amended as follows: Provisions relating to the relevant rights and obligations of CS Capital and/or its designated investment entity shall become legally binding on CS Capital and/or its designated investment entity upon the approval of the Transaction by the competent decision-making authority of CS Capital and/or its designated investment entity. Provisions relating to the relevant rights and obligations of Anhui Emerging Industry Yuwen Weiyuan Technology shall become legally binding on Anhui Emerging Industry Yuwen Weiyuan Technology upon the approval of the Transaction by the competent decision-making authority of Anhui Emerging Industry Yuwen Weiyuan Technology. Provisions relating to the relevant rights and obligations of Hefei Jianxiang shall become legally binding on Hefei Jianxiang upon the approval of the Transaction by the competent decision-making authority of Hefei Jianxiang. If CS Capital and/or its designated investment entity, Anhui Emerging Industry Yuwen Weiyuan Technology, and Hefei Jianxiang intend to amend the provisions of this Agreement during the examination and approval process required by their respective competent decision-making authority, the Parties agree to enter into a separate supplementary agreement to reach an agreement. In case of any inconsistency, such supplementary agreement shall prevail.

8.	Article 28.1 of the Shareholders Agreement “Notices” shall be amended as follows:

The Parties agree that any notices relating to this Agreement shall only be effective if it is given in writing. Delivery in written form includes without limitation to delivery by way of facsimile, courier, registered mail and email. All such notices shall be deemed to have been given or received (a) on the date when the recipient receives the notice if delivered by courier or personal delivery; (b) on the seventh (7th) working day after it is sent if delivered by registered mail; and (c) upon successfully delivery if sent by email. All notices shall be deemed effectively given if delivered or sent to the following addresses or email addresses:

Jianheng New Energy Fund

Attention: ZHOU Yu

Address: [***]

Telephone: [***]

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Email: [***]

Hefei Jianxiang

Attention: ZHOU Yu

Address: [***]

Telephone: [***]

Email: [***]

CS Capital, Advanced Manufacturing Industry Investment Fund

Attention: DU Shuo

Address: [***]

Telephone: [***]

Email: [***]

Anhui Emerging Industry Yuwen Weiyuan Technology

Attention: ZHANG Youpeng

Address: [***]

Telephone: [***]

Email: [***]

Anhui Sanzhong Yichuang

Attention: XU Haiqiang

Address: [***]

Telephone: [***]

Email: [***]

New Energy Automobile Fund

Attention: WEI Xiao

Address: [***]

Telephone: [***]

Email: [***]

NIO Parties

Attention: QU Yu

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Address: [***]

Telephone: [***]

Email: [***]

Target Company

Attention: QU Yu

Address: [***]

Telephone: [***]

Email: [***]

9.	Article 29.6 of the Shareholders Agreement “Assignment” shall be amended as follows:

Subject to relevant provisions of this Agreement, the Investors shall have the right to assign or transfer its equity interest in the Target Company and the rights, interests and obligations hereunder to any third party except for the competitors of the NIO Parties set forth in Exhibit IV (the “NIO Parties Competitors”). In the event that the license or consent of any Party hereto is required for such transfer, such Party shall give its utmost cooperation. In particular, CS Capital and/or its designated investment entity, Advanced Manufacturing Industry Investment Fund, New Energy Automobile Fund, Anhui Emerging Industry Yuwen Weiyuan Technology, Anhui Sanzhong Yichuang, Jianheng New Energy Fund, and Hefei Jianxiang have the right to transfer all or part of their rights, interests and obligations under this Agreement to any of their affiliates or any third party agreed by the NIO Parties, and the relevant transferee shall recognize and consent to all provisions of this Agreement, and together with the original contracting parties, to re-enter into this Agreement or a supplementary agreement or joining agreement to clarify the rights, interests and obligations of the transferee under this Agreement. In respect of such transfer, the other Parties to this Agreement hereby waive their respective pre-emptive rights that they may be entitled to in accordance with applicable PRC Laws, this Agreement, the articles of association of the Target Company or any other matters. Unless otherwise agreed in this Agreement, none of the Parties shall assign or transfer any of its rights, benefits or obligations under this Agreement without the prior written consent of the other Parties. No assignment of rights, benefits or obligations in violation of this section shall be valid.

This Agreement shall be binding upon, inure to the benefit of and be effective for the Parties and their respective successors and assigns permitted hereunder. In addition, unless otherwise set forth herein, no third party is intended to be a beneficiary of this Agreement.

10.	The Exhibit I to the Shareholders Agreement shall be replaced by Exhibit I to this Amendment and Supplementary Agreement.
11.	Each Party hereby acknowledges and agrees that Jianheng New Energy Fund designates

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Hefei Jianxiang to succeed to all of its rights and obligations as a Series B Investor under the Shareholders Agreement, as well as the nomination right of an Investor Director, in accordance with this Amendment and Supplementary Agreement, and Anhui High-tech Co. designates Anhui Emerging Industry Yuwen Weiyuan Technology to succeed to all of its rights and obligations as a Series B Investor under the Shareholders Agreement in accordance with this Amendment and Supplementary Agreement. Each Party hereby waives any the right of first refusal it may have in accordance with applicable PRC laws, this Amendment and Supplementary Agreement, Target Company’s Articles of Association, or for any other cause with respect to the above designation.

12.

From the Execution Date of this Amendment and Supplementary Agreement, Hefei Jianxiang and Anhui Emerging Industry Yuwen Weiyuan Technology shall be deemed as the successors to their respective subscribed registered capital and shall become parties to the Shareholders Agreement, as if they had originally executed the Shareholders Agreement. For the avoidance of doubt, with respect to the subscribed registered capital that has been succeeded, Jianheng New Energy Fund and Anhui High-tech Co. shall no longer bear any obligations under the Shareholders Agreement corresponding to such subscribed registered capital.

13.

The formation of this Amendment and Supplementary Agreement, its validity, interpretation, implementation and resolution of any disputes arising hereunder shall be governed by and construed in accordance with the laws of the PRC.

14.

Any dispute, controversy, difference or claim arising out of or relating to this Amendment and Supplementary Agreement shall be resolved by the Parties in dispute through amicable consultation. If the Parties fail to resolve such dispute within thirty (30) days of the date of the written notice given by a Party to the relevant other Parties indicating the existence of the dispute or requesting the commencement of negotiation, any Party may refer the dispute to arbitral institution. Any dispute arising out of performance of this Amendment and Supplementary Agreement or relating to this Amendment and Supplementary Agreement shall be submitted to the China International Economic and Trade Arbitration Commission for arbitration in Beijing in accordance with the arbitration rules of arbitration institution effective at the time of application for arbitration. The arbitration proceedings shall be conducted in Chinese. The arbitration tribunal shall consist of three (3) arbitrators to be appointed in accordance with the arbitration rules. The applicant and the respondent shall each appoint one (1) arbitrator, if either of the joint applicants or joint respondents fails to jointly appoint an arbitrator of such party, it shall not affect the appointment of an arbitrator by the other party, and the two (2) arbitrators so appointed by the parties shall agree upon the third arbitrator or the China International Economic and Trade Arbitration Commission shall appoint the third arbitrator. The arbitration award shall be final and binding on the parties to the arbitration. The losing Party shall be liable for the costs of the arbitration, all costs and expenses of the arbitration proceedings and all costs and expenses in relation to the enforcement of any arbitral award. The arbitral tribunal shall rule upon the costs of the parties not expressly provided for in this section.

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15.

This Amendment and Supplementary Agreement shall become effective upon the execution by the individuals and the authorized representatives of foreign entities, and the execution by the legal representatives or authorized representatives or signatories of the PRC entities, and affixation of company seal of the relevant PRC entities. In the event of any inconsistency between the provisions of the Shareholders Agreement and this Amendment and Supplementary Agreement, the provisions of this Amendment and Supplementary Agreement shall prevail. For any matters not provided in this Amendment and Supplementary Agreement, the provisions of the Shareholders Agreement shall apply. Unless explicitly amended by this Amendment and Supplementary Agreement, the effectiveness of other provisions in the Shareholders Agreement shall not be affected by this Amendment and Supplementary Agreement.

16.	This Amendment and Supplementary Agreement shall be written in Chinese and be executed in multiple originals with the same legal effect. Each Party shall hold one (1) original.

[SIGNATURE PAGES FOLLOW]

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(This is the Signature Page to the Amendment and Supplementary Agreement to

NIO China Shareholders Agreement)

IN WITNESS WHEREOF, the Parties have caused this Amendment and Supplementary Agreement to be duly executed by their duly authorized representatives as of the date first written above.

Hefei Jianheng New Energy Automobile Investment Fund Partnership (Limited Partnership)
(Company Chop)
By:/s/ Authorized Signatory

Name: Authorized Signatory

Title:

NIO Confidential

Amendment and Supplementary Agreement to NIO China Shareholders Agreement – Signature Page

(This is the Signature Page to the Amendment and Supplementary Agreement to

NIO China Shareholders Agreement)

IN WITNESS WHEREOF, the Parties have caused this Amendment and Supplementary Agreement to be duly executed by their duly authorized representatives as of the date first written above.

Hefei Jianxiang Investment Co., Ltd.
(Company Chop)
By:/s/ Authorized Signatory

Name: Authorized Signatory

Title:

NIO Confidential

Amendment and Supplementary Agreement to NIO China Shareholders Agreement – Signature Page

(This is the Signature Page to the Amendment and Supplementary Agreement to

NIO China Shareholders Agreement)

IN WITNESS WHEREOF, the Parties have caused this Amendment and Supplementary Agreement to be duly executed by their duly authorized representatives as of the date first written above.

CS Capital Co., Ltd.
(Company Chop)
By:/s/ Authorized Signatory

Name: Authorized Signatory

Title:

NIO Confidential

Amendment and Supplementary Agreement to NIO China Shareholders Agreement – Signature Page

(This is the Signature Page to the Amendment and Supplementary Agreement to

NIO China Shareholders Agreement)

IN WITNESS WHEREOF, the Parties have caused this Amendment and Supplementary Agreement to be duly executed by their duly authorized representatives as of the date first written above.

Advanced Manufacturing Industry Investment Fund II (Limited Partnership)
(Company Chop)
By:/s/ Authorized Signatory

Name: Authorized Signatory

Title:

NIO Confidential

Amendment and Supplementary Agreement to NIO China Shareholders Agreement – Signature Page

(This is the Signature Page to the Amendment and Supplementary Agreement to

NIO China Shareholders Agreement)

IN WITNESS WHEREOF, the Parties have caused this Amendment and Supplementary Agreement to be duly executed by their duly authorized representatives as of the date first written above.

Anhui Provincial Sanzhong Yichuang Industry Development Fund Co., Ltd.
(Company Chop)
By:/s/ Authorized Signatory

Name: Authorized Signatory

Title:

NIO Confidential

Amendment and Supplementary Agreement to NIO China Shareholders Agreement – Signature Page

(This is the Signature Page to the Amendment and Supplementary Agreement to

NIO China Shareholders Agreement)

IN WITNESS WHEREOF, the Parties have caused this Amendment and Supplementary Agreement to be duly executed by their duly authorized representatives as of the date first written above.

Anhui Jintong New Energy Automobile II Fund Partnership (Limited Partnership)
(Company Chop)
By:/s/ Authorized Signatory

Name: Authorized Signatory

Title:

NIO Confidential

Amendment and Supplementary Agreement to NIO China Shareholders Agreement – Signature Page

(This is the Signature Page to the Amendment and Supplementary Agreement to

NIO China Shareholders Agreement)

IN WITNESS WHEREOF, the Parties have caused this Amendment and Supplementary Agreement to be duly executed by their duly authorized representatives as of the date first written above.

Anhui Provincial Emerging Industry Investment Co., Ltd.
(Company Chop)
By:/s/ Authorized Signatory

Name: Authorized Signatory

Title:

NIO Confidential

Amendment and Supplementary Agreement to NIO China Shareholders Agreement – Signature Page

(This is the Signature Page to the Amendment and Supplementary Agreement to

NIO China Shareholders Agreement)

IN WITNESS WHEREOF, the Parties have caused this Amendment and Supplementary Agreement to be duly executed by their duly authorized representatives as of the date first written above.

Anhui Emerging Industry Yuwen Weiyuan Technology Partnership Enterprise (Limited Partnership)
(Company Chop)
By:/s/ Authorized Signatory

Name: Authorized Signatory

Title:

NIO Confidential

Amendment and Supplementary Agreement to NIO China Shareholders Agreement – Signature Page

(This is the Signature Page to the Amendment and Supplementary Agreement to

NIO China Shareholders Agreement)

IN WITNESS WHEREOF, the Parties have caused this Amendment and Supplementary Agreement to be duly executed by their duly authorized representatives as of the date first written above.

Nio Nextev Limited
(Company Chop)
By:/s/ Authorized Signatory

Name: Authorized Signatory

Title:

NIO Confidential

Amendment and Supplementary Agreement to NIO China Shareholders Agreement – Signature Page

(This is the Signature Page to the Amendment and Supplementary Agreement to

NIO China Shareholders Agreement)

IN WITNESS WHEREOF, the Parties have caused this Amendment and Supplementary Agreement to be duly executed by their duly authorized representatives as of the date first written above.

NIO User Enterprise Limited
(Company Chop)
By:/s/ Authorized Signatory

Name: Authorized Signatory

Title:

NIO Confidential

Amendment and Supplementary Agreement to NIO China Shareholders Agreement – Signature Page

(This is the Signature Page to the Amendment and Supplementary Agreement to

NIO China Shareholders Agreement)

IN WITNESS WHEREOF, the Parties have caused this Amendment and Supplementary Agreement to be duly executed by their duly authorized representatives as of the date first written above.

NIO Power Express Limited
(Company Chop)
By:/s/ Authorized Signatory

Name: Authorized Signatory

Title:

NIO Confidential

Amendment and Supplementary Agreement to NIO China Shareholders Agreement – Signature Page

(This is the Signature Page to the Amendment and Supplementary Agreement to

NIO China Shareholders Agreement)

IN WITNESS WHEREOF, the Parties have caused this Amendment and Supplementary Agreement to be duly executed by their duly authorized representatives as of the date first written above.

NIO Inc.
(Company Chop)
By:/s/ Authorized Signatory

Name: Authorized Signatory

Title:

NIO Confidential

Amendment and Supplementary Agreement to NIO China Shareholders Agreement – Signature Page

(This is the Signature Page to the Amendment and Supplementary Agreement to

NIO China Shareholders Agreement)

IN WITNESS WHEREOF, the Parties have caused this Amendment and Supplementary Agreement to be duly executed by their duly authorized representatives as of the date first written above.

NIO Holding Co., Ltd.
(Company Chop)
By:/s/ Authorized Signatory

Name: Authorized Signatory

Title:

NIO Confidential

Amendment and Supplementary Agreement to NIO China Shareholders Agreement – Signature Page

Exhibit I: Joinder Agreement

Joinder Agreement

This Joinder Agreement (“Joinder Agreement”) is entered into by the undersigned party (“Joining Party”) on the date specified below, pursuant to (a) the NIO China Shareholders Agreement dated September 30, 2024, among Jianheng New Energy Fund, CS Capital, Advanced Manufacturing Industry Investment Fund, Anhui Sanzhong Yichuang, New Energy Automobile Fund, Anhui High-tech Co., NIO Nextev Limited, NIO User Enterprise Limited, NIO Power Express Limited, NIO Inc., and NIO Holding Co., Ltd.; and (b) the Amendment and Supplementary Agreement to the NIO China Shareholders Agreement dated December 28, 2024, among Jianheng New Energy Fund, Hefei Jianxiang, CS Capital, Advanced Manufacturing Industry Investment Fund, Anhui Sanzhong Yichuang, New Energy Automobile Fund, Anhui High-tech Co., Anhui Emerging Industry Yuwen Weiyuan Technology, NIO Nextev Limited, NIO User Enterprise Limited, NIO Power Express Limited, NIO Inc., and NIO Holding Co., Ltd. (collectively referred to as the “Shareholders Agreement,” including any amendments or modifications thereto from time to time).

The Joining Party hereby agrees and acknowledges that, by executing this Joinder Agreement, from and after the date specified below, the Joining Party shall be deemed a party to the Shareholders Agreement and shall have and perform the rights and obligations under the Shareholders Agreement that are to be enjoyed and performed by [             ], as if the Joining Party had originally signed the Shareholders Agreement and was listed as an original contracting party thereto. From and after the date specified below, the Joining Party fully accepts all the terms and conditions of the Shareholders Agreement and agrees to be bound thereby.

This Joinder Agreement shall be deemed a part of the Shareholders Agreement and, together with the Shareholders Agreement, shall constitute a single agreement among the parties to the Shareholders Agreement (including, but not limited to, the Joining Party).

NOW, THEREFORE, the Joining Party has caused its duly authorized representative to execute this Joinder Agreement on the date specified below.

Date:

[Name of Joining Party]
Signatory:
Name:
Title:

NIO Confidential

Amendment and Supplementary Agreement to NIO China Shareholders Agreement – Exhibit I

Notice Address:

NIO Confidential

Amendment and Supplementary Agreement to NIO China Shareholders Agreement – Exhibit I